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MECH Financial, Inc.
Exhibit 1



April 22, 1998


Mr. Thomas M. Wood
Executive Vice President and Treasurer
MECH Financial, Inc.
100 Pearl Street
Hartford, CT 06103


Dear Mr. Wood:

This is to confirm that the client-auditor relationship between MECH Financial, Inc. And Coopers & Lybrand L.L.P. has ceased.

We have read the statements made by MECH Financial, Inc., which we understand have been filed with the Commission, pursuant to Item 4 of 8-K, as part of the Company's Form 8-KA report for the month of April, 1998. We agree with the statements concerning our Firm in such Form 8-KA.

Sincerely,

/s/ Coopers & Lybrand L.L.P.

Coopers & Lybrand L.L.P.